Amendment to License Agreement for Anti-HER2 Antibodies

Genentech, Inc. (“GENENTECH”) and ImmunoGen, Inc. (“IMMUNOGEN”) are entering into this Amendment to License Agreement for Anti-HER2 Antibodies (“Amendment”) as of May 3, 2006 (the “Amendment Effective Date”).

Background

            Genentech and ImmunoGen are parties to the following agreements: that certain License Agreement dated as of May 2, 2000, and amendments thereto (the “License Agreement”); that certain Heads of Agreement, dated as of May 2, 2000, as amended (as so amended, the “Heads of Agreement”); that certain Process Development Heads of Agreement, dated as of June 29, 2001, and amendments thereto, including that certain Amendment No.1 dated November 15, 2002 (the “PD Heads of Agreement”); that certain Manufacturing and Supply Agreement dated as of January 11, 2005, and amendments thereto (the “Clinical Supply Agreement”); that certain Development Agreement dated as of June 1, 2004, and amendments thereto (the “Development Agreement”); and the Quality Services Agreement dated as of June 30, 2005 (the “Quality Services Agreement”) (the License Agreement, the Heads of Agreement, the PD Heads of Agreement, the Clinical Supply Agreement, the Development Agreement and the Quality Services Agreement, collectively the “Existing Agreements”).

            GENENTECH and IMMUNOGEN are, as of the Amendment Effective Date, entering into a Process Development Agreement (the “Process Development Agreement”), under which IMMUNOGEN will develop a commercial-scale conjugation process for certain products that are “Licensed Products” under the License Agreement.

            In connection with entering into the Process Development Agreement, GENENTECH has agreed to increase the milestones and royalties for Licensed Products in certain circumstances, as set forth in this Amendment.

            GENENTECH and IMMUNOGEN also have agreed to modify the terms of the license granted, specifically by revising the definition of “Improvements” and expanding IMMUNOGEN’s rights to Improvements.

         In consideration of the mutual promises and covenants contained in this Amendment, the sufficiency of which consideration is hereby mutually acknowledged, the Parties have agreed as follows:

Agreement

1.      Definitions.  In the License Agreement, the following definitions are modified or added, effective as of the Amendment Effective Date.
(a)        Definition of “Improvement.”  Section 1.27 (definition of “Improvement”) of the License Agreement is hereby deleted in its entirety and replaced with the following:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.27     “Improvement” means: (a) improvements to any MAY Compound, (b) improvements to methods of making any MAY Compound, and (c) improvements to the conjugation process for making antibody-drug conjugates that include any MAY Compound (including, for example, reaction conditions or changes in process that create improvements in the yield of such conjugate).  “Improvement” excludes any and all of the following items (“GNE Exclusions”): (w) any improvement that is specific to any antibody-drug conjugates that bind to an antigen that is subject to an exclusive license from ImmunoGen under, or arising from, the Heads of Agreement or is subject to an Exclusive Target Option under the Heads of Agreement during the period that such exclusive license or Exclusive Target Option remains in effect; (x) improvements to [***] [***] [***] or [***] [***], or the [***] of [***] or [***] [***] of the foregoing; (y) improvements arising out of Genentech [***] or [***] activities (whether or not the associated [***] is licensed to Genentech by ImmunoGen); or (z) the [***] or [***] of [***] [***] [***] (i.e., the [***] or [***] of such [***] [***] (e.g., the [***] of [***] or the [***] of [***] to [***]) and [***] the manner of [***] such [***] [***]) that binds to an antigen that is subject to an exclusive license from ImmunoGen under, or arising from, the Heads of Agreement or an antigen that is subject to an Exclusive Target Option under the Heads of Agreement, during the period that such exclusive license or Exclusive Target Option remains in effect.

(b)        Definition of “ImmunoGen Field.” A new Section 1.26A is added as follows:

      1.26A        “ImmunoGen Field” means any and all uses other than any use that involves an antibody that binds to an antigen that is subject to an exclusive license from ImmunoGen under, or arising from, the Heads of Agreement or an antigen that is subject to an Exclusive Target Option under the Heads of Agreement, during the period that such exclusive license or Exclusive Target Option remains in effect.

2.       License to ImmunoGen.  Section 2.1(b) of the License Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

(b)       License to IMMUNOGEN.  GENENTECH hereby grants to IMMUNOGEN a non-exclusive, royalty-free license (i) under GENENTECH’s intellectual property interest in Improvements, to develop, make, use, sell, offer for sale, import, and export any product that is not a Licensed Product, subject to Section 2.3(b) below and the remaining terms of this Section 2.1(b); and (ii) to otherwise exploit Improvements for all uses within the ImmunoGen Field, subject to Section 2.3(b) below and the remaining terms of this Section 2.1(b).  The foregoing license includes the right to sublicense the rights granted under this Section 2.1(b) on and after the Amendment Effective Date only if all of the following three conditions (i), (ii) and (iii) are met:
(i)         the sublicense is limited to the ImmunoGen Field;
      (ii)        the sublicense is granted only in connection with a license to ImmunoGen MAY Technology (where “ImmunoGen MAY Technology” means Technology Controlled by ImmunoGen and used in the conjugation of MAY Compounds to binding proteins), and the rights granted for ImmunoGen MAY Technology are of the same scope (e.g., for the same product or technology and within the same field and the same territory) as the rights granted for Genentech’s Improvements; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

      (iii)       GENENTECH obtains Substantially Similar Grant Back Rights without incurring an obligation to pay any additional consideration (either to IMMUNOGEN or to the sublicensee).   “Substantially Similar Grant Back Rights” means non-exclusive rights in and to that sublicensee’s “improvements” (improvements to MAY Compounds, methods of making MAY Compounds, and methods of making antibody-drug conjugates) that are of substantially the same scope (e.g., within the same field and the same territory) as the rights granted in and to Improvements under this Agreement.  (GENENTECH may obtain such rights directly from IMMUNOGEN’s sublicensee or indirectly through IMMUNOGEN; if GENENTECH obtains such rights from IMMUNOGEN, IMMUNOGEN may have obtained such rights under license or by transfer of ownership).

Nothing in this Agreement or the course of dealings between the Parties or usage or custom in the industry or trade shall be construed to confer any other rights or licenses to any other intellectual property Controlled by either Party or its Affiliates by implication, estoppel or otherwise.  GENENTECH has no obligation to [***] in any [***] [***] or [***] of [***] [***] to [***] or a [***] of [***] with respect to [***]. During the term of the Process Development Agreement, IMMUNOGEN may inquire of GENENTECH as to Improvements Controlled by GENENTECH, and GENENTECH shall respond by disclosing any such Improvements within the ImmunoGen Field.

3.      Milestone Payments.  Section 4.1.1 of the License Agreement is replaced in its entirety by the following:

4.1.1    In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement, GENENTECH will pay IMMUNOGEN the amounts in the column titled “milestone payment” within thirty (30) days after the first achievement of each of the milestones set forth in the table below.  Further, if IMMUNOGEN successfully meets the milestones set forth in the Process Development Agreement and if the [***] of the Conjugation Process (as defined in the Process Development Agreement) to a [***] is [***] by the end of the first [***] [***] of [***] (as the foregoing timeline will be adjusted in accordance with the Process Development Agreement), then GENENTECH shall pay IMMUNOGEN the amounts in the column titled “additional payment” within thirty (30) days after the first achievement of the milestones for which an additional payment applies.  Milestone payments and additional payments under this Section are nonrefundable and noncreditable, except as expressly provided in Section 4.1.2 below.

Milestone	Milestone Payment	Additional Payment
Effective Date (of License Agreement)	$2 Million*
IND Acceptance for a Licensed Product	$2 Million*
[***] of [***] [***] [***] [***] [***] [***] [***] for a [***] [***]	$[***] [***]	$[***] [***]
[***] of [***] [***] [***] [***] in the [***] [***] for a [***] [***] or [***] [***] [***] [***] for a [***] [***] ([***] is [***])	$[***] [***]	$[***] [***]
[***] of [***] or [***] by the [***] for a [***] [***] for [***] of [***] [***] [***]	$[***] [***]	$[***] [***]
[***] of an [***] or other [***] [***] [***] in the [***] [***] for a [***] [***] for [***] of [***] [***] [***]	$[***] [***]
[***] of a [***] [***] for a [***] [***] in [***] for treatment of [***] [***] [***]	$[***] [***]
[***] of [***] or [***] by the [***] for a [***] [***] [***]	$[***] [***]
[***] of [***] or [***] by the [***] for [***] [***] [***].	$[***] [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

It is hereby acknowledged and agreed that those milestone payments and additional payments identified with a * in the table above already have been paid by GENENTECH.  It is also hereby acknowledged and agreed that any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for the first Licensed Product, regardless of how many times a particular Licensed Product achieves such milestones.  GENENTECH shall notify IMMUNOGEN of the achievement of milestones hereunder as provided in Section 3.2(a) above.

4.      Royalties.  Section 4.2.3 ([***] [***] [***]) of the License Agreement is replaced with the following:

4.2.3    [***] [***] [***].  In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement (including the other terms of this Section 4):

         (a)  [***] [***] [***].  Notwithstanding anything set forth in [***] above, the [***] [***] set forth therein shall apply, on a [***] and [***] [***], to [***] [***] of [***] [***] [***] [***] [***] [***] [***] or its [***], [***] or [***] in [***] [***] would, [***] for the [***] under this Agreement, [***] a [***] [***] [***] the [***] [***] [***] (excluding any [***] [***] [***] [***] by [***] and [***] and further excluding any [***] [***] in or to [***] for which [***] is the [***] or [***] [***]).Subject to the other terms of this Agreement (except for Section 4.2.2 above, which shall not apply), on a [***] and [***] [***] where and as of when the [***] [***] under Section 4.2.1 [***] [***] [***] as a [***] of this Section 4.2.3 (a), GENENTECH shall [***] to IMMUNOGEN a [***] [***] to [***]:
                       (i) if the [***] [***] has been [***] [***], in [***] or in [***] [***], the [***] [***] (as defined in the Process Development Agreement) following the [***] of the [***] [***] the [***] [***] as contemplated by Section 3.2 of the Process Development Agreement, then [***] [***] ([***]) of [***] [***] of [***] [***] [***] [***] by [***] and/or its [***] in [***] [***]; or
(ii)  if the [***] [***] has not been [***] [***], in [***] or in [***] [***], the [***] [***] (as defined in the Process Development Agreement) following the [***] of the [***] [***] the [***] [***] as contemplated by Section 3.2 of the Process Development Agreement, then [***] [***] ([***]) of [***] [***] of [***] [***] [***] [***] by [***] and/or its [***] in [***] [***].

5.         Miscellaneous.  This Amendment is governed by the substantive rules of the state of California.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the respective Existing Agreement that is being amended hereby.   The Existing Agreements remain in full force and effect, as amended by this Amendment.  References in the Existing Agreements to “Agreement” mean those Existing Agreements as amended by the Amendment.

[Signature page follows.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties have caused this AMENDMENT TO LICENSE AGREEMENT to be duly executed, effective as of the Amendment Effective Date, by their respective duly authorized officers.

GENENTECH, INC.	IMMUNOGEN, INC.

By:	By:
Name:	Name:	Pauline Jen Ryan
Title:	Title:	Senior Vice President
Corporate Development and Operations

Date:	Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.